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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): JULY 24, 1997
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                           IBIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)



 MASSACHUSETTS                         0-23668                   04-2987600
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


  32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS            01923
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  (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code: (508) 777-4247
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ITEM 5.   OTHER EVENTS.

         On July 24, 1997, the Registrant publicly disseminated a press release announcing that it has provided notice (the "Notice of Redemption") that it will redeem in whole its publicly traded Common Stock Purchase Warrants (Nasdaq:
IBISW) on August 26, 1997 (the "Redemption Date"), at the redemption price of $0.20 per Warrant, unless such Warrants are exercised by 5:00 p.m. New York time on August 25, 1997. The information contained in the press release and the Notice of Redemption is incorporated herein by reference and said documents are filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

 99.1   The Registrant's Press Release dated July 24, 1997.

 99.2   Notice of Redemption of Redeemable Common Stock Purchase Warrants




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IBIS TECHNOLOGY CORPORATION
                                             ---------------------------
                                             (Registrant)



Date: July 24, 1997                          /s/ Timothy Burns
                                             ---------------------------
                                             Timothy Burns
                                             Chief Financial Officer




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
                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                              Sequential
Number            Description                                       Page Number
-------           -----------                                       -----------

99.1              The Registrant's Press Release                    5
                  dated July 24, 1997

99.2              Notice of Redemption of                           6
                  Redeemable Common Stock
                  Purchase Warrants












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